                                                                    Exhibit 99.4
                                                                       Page 9

                      SCHEDULE OF POST PETITION LIABILITIES           FORM OPR-4
                        FOR MONTH ENDED: April 27, 2002

CASE NAME:  Aerovox, Inc.

CASE NO:    01-14680 jnf

                                  DATE       DATE       TOTAL
                                INCURRED     DUE         DUE      0-30 DAYS 31-60 DAYS  61-90 DAYS    OVER 90 DAYS
                                --------     ---         ---      --------- ----------  ----------    ------------
TAXES PAYABLE
  Federal Income Taxes                                      0            0          0           0               0
                              ----------  -------- ----------   ----------  ---------   ---------  --------------
  FICA - employer's share       05/23/02  05/30/02      9,493        9,493          0           0               0
                              ----------  -------- ----------   ----------  ---------   ---------  --------------
  FICA - employees' share       05/23/02  05/30/02      9,493        9,493          0           0               0
                              ----------  -------- ----------   ----------  ---------   ---------  --------------
  Withholding tax               05/23/02  05/30/02      8,636        8,636          0           0               0
                              ----------  -------- ----------   ----------  ---------   ---------  --------------
  State income tax                                          0           $0         $0          $0              $0
                              ----------  -------- ----------   ----------  ---------   ---------  --------------
  State sales and use tax                                   0            -         $0          $0              $0
                              ----------  -------- ----------   ----------  ---------   ---------  --------------
  State franchise tax                                       0            0          0          $0              $0
                              ----------  -------- ----------   ----------  ---------   ---------  --------------
  Personal property tax                                     0            0          0          $0              $0
                              ----------  -------- ----------   ----------  ---------   ---------  --------------
      TOTAL TAXES PAYABLE                             $27,622      $27,622         $0          $0              $0
                              ----------  -------- ----------   ----------  ---------   ---------  --------------
POST PETITION SECURED DEBT                                  0            0         $0          $0              $0
                              ----------  -------- ----------   ----------  ---------   ---------  --------------
POST PETITION UNSECURED DEBT                                0            0         $0          $0              $0
                              ----------  -------- ----------   ----------  ---------   ---------  --------------
ACCRUED INTEREST PAYABLE                            1,901,594      157,870    128,051     210,188       1,405,485
                              ----------  -------- ----------   ----------  ---------   ---------  --------------
TRADE ACCOUNTS PAYABLE & OTHER
(List separately)*

  Accrued benefits                                     32,617       32,617          -           -               -
                              ----------  -------- ----------   ----------  ---------   ---------  --------------
  Trade accounts payable*      various    various     173,453      114,028      3,348       4,056          52,021
                              ----------  -------- ----------   ----------  ---------   ---------  --------------
  Accrued payroll              05/23/02   05/30/02     65,266       65,266          -           -               -
                              ----------  -------- ----------   ----------  ---------   ---------  --------------
  Other accrued expenses       various    various   1,240,347    1,240,347          -           -               -
                              ----------  -------- ----------   ----------  ---------   ---------  --------------
  TOTALS                                            3,440,899    1,637,750    131,399     214,244       1,457,506
                              ==========  ======== ==========   ==========  =========   =========  ==============

------------
* Attach separate sheet if necessary.